EXHIBIT (a)(1)(E)

AMENDED LETTER OF TRANSMITTAL

OF

SUNTRUST BANKS, INC.

SUNTRUST PREFERRED CAPITAL I

SUNTRUST CAPITAL VIII

SUNTRUST CAPITAL I

SUNTRUST CAPITAL III

Offer to Purchase for Cash

for up to $750,000,000 aggregate liquidation preference or amount of the issued and outstanding

Depositary Shares, liquidation preference $25 per share, each representing a 1/4,000th interest in a share of Perpetual Preferred Stock, Series A (the “Preferred Depositary Shares”) CUSIP No 867914509

SunTrust Preferred Capital I 5.853% Fixed-to-Floating Rate Normal PPS, liquidation amount $1,000 per security (the “Normal PPS”) CUSIP No 86800XAA6

SunTrust Capital VIII 6.100% Trust Preferred Securities, liquidation amount $1,000 per security (the “SunTrust Capital VIII Preferred Securities”) CUSIP No 86800YAA4

SunTrust Capital I Floating Rate Preferred Securities, Series A, liquidation amount $1,000 per security (the “SunTrust Capital I Preferred Securities”) CUSIP No 86787XAA3

SunTrust Capital III Floating Rate Preferred Securities, Series A, liquidation amount $1,000 per security (the “SunTrust Capital III Preferred Securities” and collectively with the above securities, the “Securities”) CUSIP No 86788LAA8

Pursuant to the Offer to Purchase for Cash Dated June 1, 2009, as amended

Dated June 15, 2009

The Offer (as hereinafter defined) will expire at 11:59 p.m., New York City time, on June 26, 2009, unless extended or earlier terminated. The term “Expiration Date” for any series of Securities means such date and time or, if the Offer is extended for such series of Securities, the latest date and time to which the offer is extended for such series of Securities. If you choose to tender and wish to receive the consideration specified in the Offer to Purchase dated June 1, 2009 (as amended or supplemented from time to time, the “Offer to Purchase”), you must validly tender and not validly withdraw your Securities on or prior to the Expiration Date. This Amended Letter of Transmittal need not be completed by Holders tendering Securities by ATOP (as hereinafter defined). You may withdraw your tender of Securities at any time on or prior to the Expiration Date. In addition, you may withdraw Securities that you tender that are not accepted for tender after the expiration of 40 business days after the commencement of the Offer.

The Depositary and Information Agent for the Offer is:

D. F. King & Co., Inc.

By Registered or Certified Mail or by Hand or by Overnight Courier:	By Facsimile (for Eligible Institutions only):

D.F. King & Co. Inc. 48 Wall Street, 22nd Floor New York, New York 10005	D.F. King & Co. Inc. (212) 809-8838 Attention: Elton Bagley Confirm by Telephone: (212) 493-6996

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

The instructions contained herein should be read carefully before this Amended Letter of Transmittal is completed. All capitalized terms used herein and not defined shall have the meanings ascribed to them in the Offer to Purchase.

Questions and requests for assistance relating to the procedures for tendering Securities and requests for additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Depositary and Information Agent at its address and telephone numbers on the back cover of this Letter of Transmittal.

This Amended Letter of Transmittal and the instructions hereto (this “Letter of Transmittal”), the Offer to Purchase dated June 1, 2009 and the Supplement to the Offer to Purchase dated June 15, 2009 (together, the “Offer to Purchase” and together with this Letter of Transmittal, as amended from time to time, the “Offer Documents”) relate to an offer (the “Offer”) by SunTrust Banks, Inc. (“SunTrust” or the “Company”) to registered holders (each a “Holder” and collectively, the “Holders”), upon the terms and subject to the conditions set forth in the Offer to Purchase and this Letter of Transmittal, to purchase up to $750,000,000 aggregate liquidation preference or amount (the “Maximum Tender Amount”) of the issued and outstanding Preferred Depositary Shares, Normal PPS, SunTrust Capital VIII Preferred Securities, SunTrust Capital I Preferred Securities and SunTrust Capital III Preferred Securities (collectively, the “Securities”; and the SunTrust Capital VIII Preferred Securities, SunTrust Capital I Preferred Securities and SunTrust Capital III Preferred Securities referred to as the “Trust Preferred Securities”). All of the Securities are held in book-entry form, and all of the Securities are currently represented by one or more global certificates held for the account of The Depository Trust Company (“DTC”).

This Letter of Transmittal may be used by a Holder who desires to tender Securities pursuant to the Offer. Pursuant to authority granted by DTC, if you are a DTC participant which has Securities credited to your DTC account, you may directly tender your Securities in the Offer as though you were a registered holder of Securities. DTC participants that wish to accept the Offer may tender their Securities by (i) validly transmitting their acceptance to DTC through DTC’s Automated Tender Offer Program (“ATOP”) or (ii) completing, signing and dating this Letter of Transmittal according to the instructions set forth in the Offer Documents, having the signature on this Letter of Transmittal guaranteed if this Letter of Transmittal so requires and mailing or delivering this Letter of Transmittal or a facsimile hereof together with any other required documents to the Depositary and Information Agent at its address set forth in this Letter of Transmittal. In addition, either:

•	the Depositary and Information Agent must receive, prior to the Expiration Date for each series of Securities tendered, a properly transmitted Agent’s Message for such series of Securities; or

•

the Depositary and Information Agent must receive, prior to the Expiration Date for each series of Securities tendered, a timely confirmation of book-entry transfer of such Securities into the Depositary and Information Agent’s account at DTC according to the procedure for book-entry transfer described below, this Letter of Transmittal and any other documents required by this Letter of Transmittal.

The Depositary and Information Agent and DTC have confirmed that Securities are eligible to be tendered through ATOP. To tender the Securities, DTC participants may, in lieu of physically completing and delivering this Letter of Transmittal and delivering it to the Depositary and Information Agent, electronically transmit their acceptance through ATOP, and DTC will then verify the acceptance, execute a book-entry delivery to the Depositary and Information Agent’s account at DTC and send an Agent’s Message to the Depositary and Information Agent for its acceptance. The confirmation of a book-entry transfer into the Depositary and Information Agent’s account at DTC as described above is referred to herein as a “Book-Entry Confirmation.” Delivery of documents to DTC does not constitute delivery to the Depositary and Information Agent. The term “Agent’s Message” as used herein means a message transmitted by DTC to, and received by, the Depositary and Information Agent and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the DTC participant described in such Agent’s Message, stating that such participant has received and agrees to be bound by the terms and conditions of the Offer as set forth in the Offer Documents, and that the Company may enforce such agreement against such participant.

In the event that the Offer is withdrawn, terminated or otherwise not completed, no consideration will be paid for any of the validly tendered Securities, and any Securities tendered by you will be credited to your account.

The Offer is made upon the terms and subject to the conditions set forth in the Offer Documents. Holders should carefully review such information.

The Offer is not being made to, nor will tenders of Securities be accepted from or on behalf of, Holders in any jurisdiction in which the making or acceptance of the Offer would not be in compliance with the laws of such jurisdiction.

If you hold your Securities through a broker dealer, commercial bank, trust company or other nominee, you should contact such nominee promptly and instruct them to tender Securities on your behalf. The instructions included with this Letter of Transmittal must be followed.

Holders who wish to tender their Securities using this Letter of Transmittal must complete the box below entitled “Method of Delivery” and complete the box below entitled “Description of Securities Tendered” and sign in the appropriate box below.

METHOD OF DELIVERY

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

List below the Securities to which this Letter of Transmittal relates. If the space provided below is inadequate, list the issue of Securities and number of Preferred Depositary Shares or liquidation amounts of other Securities on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Securities will be accepted only, with respect of Preferred Depositary Shares, in whole numbers of shares and, with respect to other Securities, in liquidation amounts of $1,000 or integral multiples thereof. No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance for tender of their Securities. This Letter of Transmittal need not be completed by Holders tendering Securities by ATOP.

DESCRIPTION OF SECURITIES TENDERED
Name(s) and Address(es) of Holder(s) (Please fill in, if blank)	Title of Securities to be Tendered	Aggregate Liquidation Amount or Number of Shares Represented	Liquidation Amount or Number of Shares Tendered*
Depositary Shares, liquidation preference $25 per share, each representing a 1/4000th interest in a share of Perpetual Preferred Stock, Series A

SunTrust Preferred Capital I 5.853% Fixed-to-Floating Rate Normal PPS

SunTrust Capital VIII 6.100% Trust Preferred Securities

SunTrust Capital I Floating Rate Preferred Securities, Series A

SunTrust Capital III Floating Rate Preferred Securities, Series A

* Unless otherwise indicated in the column labeled “Liquidation Amount or Number of Shares Tendered” and subject to the terms and conditions of the Offer, a Holder will be deemed to have tendered the entire aggregate liquidation amount or number of shares represented by the Securities indicated in the column labeled “Aggregate Liquidation Amount or Number of Shares Represented.” See Instruction 2.

The names and addresses of the Holders should be printed exactly as they appear on a security position listing such participant as the owner of the Securities.

If you do not wish to tender your Securities, you do not need to return this Letter of Transmittal or take any other action.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

By execution hereof, the undersigned acknowledges receipt of the Offer to Purchase, dated June 1, 2009 and the Supplement to the Offer to Purchase dated June 15, 2009 (together, the “Offer to Purchase”), of SunTrust Banks, Inc. (the “Company”), and this Amended Letter of Transmittal and instructions hereto (the “Letter of Transmittal” and, together with the Offer to Purchase, as amended from time to time, the “Offer Documents”), which together constitute the Company’s offer (the “Offer”) to registered holders (each a “Holder” and collectively, the “Holders”), upon the terms and subject to the conditions set forth in the Offer to Purchase and this Letter of Transmittal, to purchase up to $750,000,000 aggregate liquidation preference or amount (the “Maximum Tender Amount”) of the issued and outstanding Depositary Shares, liquidation preference $25 per share, each representing a 1/4,000th interest in a share of Perpetual Preferred Stock, Series A (the “Preferred Depositary Shares”), SunTrust Preferred Capital I 5.853% Fixed-to-Floating Rate Normal PPS, liquidation amount $1,000 per security (the “Normal PPS”), SunTrust Capital VIII 6.100% Trust Preferred Securities, liquidation amount $1,000 per security (the “SunTrust Capital VIII Preferred Securities”), SunTrust Capital I Floating Rate Preferred Securities, Series A, liquidation amount $1,000 per security (the “SunTrust Capital I Preferred Securities”), and SunTrust Capital III Floating Rate Preferred Securities, Series A, liquidation amount $1,000 per security (the “SunTrust Capital III Preferred Securities”, and collectively with the above securities, the “Securities”; and the SunTrust Capital VIII Preferred Securities, SunTrust Capital I Preferred Securities and SunTrust Capital III Preferred Securities referred to as the “Trust Preferred Securities”).

Upon the terms and subject to the conditions of the Offer, the undersigned hereby tenders to the Company the liquidation amount or number of shares, as applicable, of Securities indicated above.

Subject to, and effective upon, the acceptance for tender of, and payment for, the liquidation amount or number of shares, as applicable, of Securities tendered with this Letter of Transmittal, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to the Securities that are being tendered hereby, waives any and all other rights with respect to the Securities, and releases and discharges the Company from any and all claims such Holder may now have, or may have in the future, arising out of, or related to, the Securities, including, without limitation, any claims arising from any existing or past defaults, or any claims that such Holder is entitled to receive additional distributions with respect to the Securities (other than any accrued and unpaid dividends or distributions up to, but excluding, the date of settlement of the Offer (the “Accrued Distributions”)) or to participate in any redemption of the Securities. The undersigned hereby irrevocably constitutes and appoints the Depositary and Information Agent the true and lawful agent and attorney-in-fact of the undersigned, with full knowledge that the Depositary and Information Agent also acts as the agent of the Company, with respect to such Securities, with full power of substitution and re-substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (1) transfer ownership of such Securities on the account books maintained by DTC to, or upon the order of, the Company and (2) receive all benefits and otherwise exercise all rights of beneficial ownership of such Securities, all in accordance with the terms of and conditions to the Offer as described in the Offer Documents.

The undersigned hereby irrevocably constitutes and appoints the Depositary and Information Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary and Information Agent also acts as the agent of the Company) with respect to the Securities tendered hereby, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) present such Securities and all evidences of transfer and authenticity to, or transfer ownership of such Securities on the account books maintained by DTC and the registrar to, or upon the order of, the Company, (ii) present such Securities for transfer of ownership on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Securities, all in accordance with the terms and conditions of the Offer as described in the Offer Documents.

The undersigned understands and acknowledges that each Offer will expire on the 11:59 p.m., New York City time, on June 26, 2009, unless extended or earlier terminated. The term “Expiration Date” for any series of Securities means such date and time or, if the Offer is extended for such series of Securities, the latest date and time to which the Offer is extended for such series of Securities. In addition, the undersigned understands and acknowledges that, in order to receive payment for tendered Securities, the undersigned must have validly tendered (and not withdrawn) Securities on or prior to the Expiration Date for such Securities.

Unless otherwise indicated herein under “Special Payment Instructions,” the undersigned hereby requests that checks for payment in respect of the tendered Securities and any Accrued Distributions to be made in connection with the Offer be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under “Special Delivery Instructions,” the undersigned hereby requests that any Securities representing liquidation amounts or the number of shares, as applicable, not tendered or not accepted for tender be credited to such DTC participant’s account. In the event that the “Special Payment Instructions” box or the “Special Delivery Instructions” box is, or both are, completed, the undersigned hereby requests that any Securities representing liquidation amounts or the number of shares, as applicable, not tendered or not accepted for tender and checks for payment in respect of the tendered Securities and any Accrued Distributions be issued in the name(s) of and be delivered to, the person(s) at the addresses so indicated, as applicable.

The undersigned recognizes that the Company has no obligation pursuant to the “Special Payment Instructions” box or “Special Delivery Instructions” box to transfer any Securities from the name of the Holder(s) thereof if the Company does not accept for tender any of such Securities.

The undersigned understands that none of the Company, the Depositary and Information Agent, the Dealer Managers or any other person, nor any of their directors or officers, is under any duty to give notification of any defects or irregularities in the tender of any Securities or will incur any liability for failure to give such notification.

Tenders of Securities of any series may be withdrawn at any time on or prior to the Expiration Date for such series of Securities. In the event of a termination of the Offer with respect to any series of Securities, or any portion thereof, the respective tendered Securities of such series will promptly be credited to such Holder’s account through DTC and such Holder’s DTC participant, unless otherwise indicated under “Special Delivery Instructions.”

For a withdrawal of a tender of Securities to be effective, a written or facsimile transmission notice of withdrawal, a form of which is filed as an exhibit to the tender offer statement on schedule TO of which the Offer to Purchase forms a part, must be received by the Depositary and Information Agent at or prior to the withdrawal date, by mail, fax or hand delivery or by a properly transmitted “Request Message” through ATOP. Any such notice of withdrawal must (a) specify the name of the person who tendered the Securities to be withdrawn and the name of the DTC participant whose name appears on the security position listing as the owner of such Securities, if different from that of the person who deposited the Securities, (b) identify the Securities to be withdrawn and the aggregate liquidation amount or number of shares, as applicable, represented by such Securities, (c) unless transmitted through ATOP, be signed by the Holder thereof in the same manner as the original signature on the Letter of Transmittal, including any required signature guarantee(s), and (d) if the Letter of Transmittal was executed by a person other than the DTC participant whose name appears on a security position listing as the owner of Securities, be accompanied by a properly completed irrevocable proxy that authorized such person to effect such withdrawal on behalf of such holder.

The undersigned understands that tenders of Securities pursuant to any of the procedures described in the Offer Documents and acceptance thereof by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer, which agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

The undersigned hereby represents and warrants the following:

•	the undersigned has full power and authority to tender, sell, assign and transfer the Securities;

•	the undersigned is not the Company’s “affiliate” as defined below;

•

when the Company accepts the tendered Securities, it will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right; and

•

the undersigned has a net long position in the Securities or equivalent securities at least equal to the Securities tendered within the meaning of Rule 14e-4 under the Exchange Act, and such tender of Securities complies with Rule 14e-4 promulgated under the Exchange Act.

By signing or being deemed to sign this Letter of Transmittal, the undersigned represents and warrants that if he, she or it is located outside the United States, the offer to the undersigned and the undersigned’s acceptance of it does not contravene the applicable laws where the undersigned is located.

As used herein, “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary and Information Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Securities tendered thereby.

For purposes of the Offer, the undersigned understands that the Company will be deemed to have accepted validly tendered Securities, or defectively tendered Securities with respect to which the Company has waived such defect, if, as and when the Company gives oral (promptly confirmed in writing) or written notice thereof to the Depositary and Information Agent.

The undersigned understands that, as set forth in the Offer to Purchase, the Company will not be required to accept any of the Securities tendered.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

The undersigned understands that the delivery and surrender of the Securities is not effective, and the risk of loss of the Securities does not pass to the Depositary and Information Agent, until receipt by the Depositary and Information Agent of (1) timely confirmation of a book-entry transfer of such Securities into the Depositary and Information Agent’s account at DTC pursuant to the procedures set forth in the Offer to Purchase, (2) a properly transmitted Agent’s Message through ATOP and (3) all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Securities will be determined by the Company, in its sole discretion, which determination shall be final and binding.

In participating in the Offer, the undersigned acknowledges that: (1) the Offer is discretionary and may be extended, modified, suspended or terminated by the Company as provided in the Offer to Purchase; (2) the undersigned is voluntarily participating in the Offer; (3) the undersigned has read the Offer to Purchase and this Letter of Transmittal; (4) the undersigned has consulted his, her or its tax and financial advisors with regard to how the Offer will impact his, her or its personal situation; (6) any foreign exchange obligations triggered by the undersigned’s tender of shares or the recipient of proceeds are solely his, her or its responsibility; and (7) regardless of any action that the Company takes with respect to any or all income/capital gains tax, social security or insurance tax, transfer tax or other tax-related items (“Tax Items”) related to the Offer and the disposition of shares, the undersigned acknowledges that the ultimate liability for all Tax Items is and remains his, her or its sole responsibility. In that regard, the undersigned authorizes the Company to withhold all applicable Tax Items legally payable by the undersigned.

The undersigned consents to the collection, use and transfer, in electronic or other form, of the undersigned’s personal data as described in this document by and among, as applicable, the Company, its subsidiaries, and third party administrators for the exclusive purpose of implementing, administering and managing the undersigned’s participation in the Offer.

The undersigned understands that the Company holds certain personal information about him, her or it, including, as applicable, but not limited to, the undersigned’s name, home or business address and telephone number, date of birth, social security or insurance number or other identification number, nationality, any shares of stock held in the Company, details of all options or any other entitlement to shares outstanding in the undersigned’s favor, for the purpose of implementing, administering and managing the undersigned’s stock ownership (“Data”).

The undersigned understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Offer, that these recipients may be located in his, her or its country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the undersigned’s country. The undersigned understands that he, she or it may request a list of the names and addresses of any potential recipients of the Data by contacting the Company. The undersigned authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing his, her or its participation in the Offer, including any requisite transfer of such Data as may be required to a broker or other third party with whom the undersigned holds any shares of stock. The undersigned understands that Data will be held only as long as is necessary to implement, administer and manage his, her or its participation in the Offer. The undersigned understands that he, she or it may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Company. The undersigned understands, however, that refusing or withdrawing his, her or its consent may affect the undersigned’s ability to participate in the Offer. For more information on the consequences of his, her or its refusal to consent or withdrawal of consent, the undersigned understands that he, she or it may contact the Company.

PLEASE SIGN BELOW—To Be Completed By All Tendering Holders

This Letter of Transmittal must be signed by the Holder, exactly as his, her, its or their name(s) appear(s) as a DTC participant on a security position listing such participant as the owner of the Securities or by stock powers transmitted with this Letter of Transmittal. Endorsements on Securities and signatures on stock powers by Holders not executing this Letter of Transmittal must have a guarantee by a Medallion Signature Guarantor. See Instruction 3 below. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Company of such person’s authority to so act. See Instruction 3 below.

X

X

(Signature of Holders(s) or Authorized Signatory)

Date:                     , 2009

Name(s):

(Please Print)

Capacity:

Address:

(Including Zip Code)

Area Code and Telephone Number:

PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN AND

SIGNATURE GUARANTEE, IF REQUIRED (See Instruction 3 below)

Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

(Name of Medallion Signature Guarantor)

(Address (including zip code) and Telephone Number (including area code) of Medallion Signature Guarantor)

(Authorized Signature)

(Printed Name)

(Title)

Date:                     , 2009

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 2, 3, 4, 5 and 6)

To be completed ONLY if the checks for payment in respect of the tendered Securities and any Accrued Distributions are to be issued to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled “Description of Notes Tendered” within this Letter of Transmittal.

Pay the consideration issued in respect of the tendered Securities and any Accrued Distributions to:

Name

(Please Print)

Address

(Including Zip Code)

(Taxpayer Identification Number or

Social Security Number)

(See Substitute Form W-9 herein)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 2, 3, 4, 5 and 6)

To be completed ONLY if Securities in a liquidation amount or number of shares, as applicable, not tendered or not accepted for tender are to be credited to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal.

Name

(Please Print)

Address

(Including Zip Code)

(Taxpayer Identification Number or

Social Security Number)

Credit un-tendered Securities delivered by book-entry transfer to the DTC account set forth below:

DTC Account Number:

WITHHOLDING TAX CERTIFICATION FOR NON-U.S. HOLDERS

(See Instruction 7)

(Complete if applicable)

The undersigned certifies under penalties of perjury, after consultation with its U.S. tax advisor, that it is not a U.S. person (as defined in the attached Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9) and that the cash to be received on its sale of Preferred Depositary Shares and/or Normal PPS will not be treated as a dividend distribution under the principles of Section 302 of the Internal Revenue Code of 1986, as amended.

Signature:

Date:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1. Delivery of this Letter of Transmittal and Book-Entry Confirmations; Withdrawal of Tenders. This Letter of Transmittal is to be used by each Holder to tender Securities through book-entry transfer to the Depositary and Information Agent’s account at DTC, if instructions are not being transferred through ATOP. The method of delivery of this Letter of Transmittal and all other required documents to the Depositary and Information Agent is at the election and risk of Holders, and delivery will be deemed made when actually received or confirmed by the Depositary and Information Agent. If such delivery is by mail, it is suggested that Holders use properly insured registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Depositary and Information Agent at or prior to such date. No alternative, conditional or contingent tenders of the Securities will be accepted. This Letter of Transmittal should be sent only to the Depositary and Information Agent. Delivery of documents to DTC, the Dealer Managers or the Company does not constitute delivery to the Depositary and Information Agent.

All of the Securities were issued in book-entry form, and all of the Securities are currently represented by one or more global certificates held for the account of DTC. The Depositary and Information Agent and DTC have confirmed that the Securities are eligible for ATOP. To tender Securities eligible for ATOP, DTC participants may, in lieu of physically completing and signing this Letter of Transmittal and delivering it to the Depositary and Information Agent, electronically transmit their acceptance through ATOP, and DTC will then verify the acceptance, execute a book-entry delivery to the Depositary and Information Agent’s account at DTC and send an Agent’s Message to the Depositary and Information Agent for its acceptance. The confirmation of a book-entry transfer into the Depositary and Information Agent’s account at DTC as described above is referred to herein as a “Book-Entry Confirmation”. Delivery of documents to DTC does not constitute delivery to the Depositary and Information Agent. The term “Agent’s Message” as used herein means a message transmitted by DTC to, and received by, the Depositary and Information Agent and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the DTC participant described in such Agent’s Message, stating that such participant has received and agrees to be bound by the terms and conditions of the Offer as set forth in the Offer Documents, and that the Company may enforce such agreement against such participant.

Holders desiring to tender Securities of any series on the Expiration Date for the Securities of such series through ATOP should note that such Holders must allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC on such date.

All tendering Holders, by execution of this Letter of Transmittal or a facsimile hereof, or delivery of an Agent’s Message through ATOP, waive any right to receive notice of the acceptance of their Securities for tender.

Holders who wish to exercise their right of withdrawal with respect to the Offer must give written notice of withdrawal, delivered by mail, hand delivery or manually signed facsimile transmission, or a properly transmitted “Request Message” through ATOP, which notice must be received by the Depositary and Information Agent at its address set forth on the back cover of this Letter of Transmittal on or prior to the Expiration Date. In order to be valid, a notice of withdrawal must include the items listed in the Offer to Purchase Holders may not rescind withdrawals of tendered Securities. However, validly withdrawn Securities may be retendered by following the procedures therefor described elsewhere in the Offer to Purchase at any time on or prior to the Expiration Date.

2. Partial Tenders. Valid tenders of Securities pursuant to the Offer will be accepted only, with respect to Preferred Depositary Shares, in whole shares and, with respect to other Securities, in liquidation amounts of $1,000 or integral multiples thereof. If less than the entire liquidation amount or number of shares, as applicable, of any Securities is tendered, the tendering Holder must fill in the liquidation amount, or number of shares, as applicable, tendered in the column of the box entitled “Description of Securities Tendered” herein. The entire liquidation amount (or liquidation amounts at maturity, as applicable), or number of shares, as applicable, for all Securities transferred to the Depositary and Information Agent will be deemed to have been tendered, unless otherwise indicated. If the entire liquidation amount (or liquidation amounts at maturity, as applicable) or liquidation or number of shares, as applicable, of Securities is not tendered or not accepted for tender, Securities representing such untendered amount will be returned by credit to the account at DTC designated herein, unless otherwise provided in the appropriate box on this Letter of Transmittal (see Instruction 3), promptly after the Settlement Date.

3. Signatures on this Letter of Transmittal; Guarantee of Signatures. This Letter of Transmittal must be signed by the DTC participant whose name is shown as the owner of the Securities tendered hereby and the signature must correspond with the name shown on the security position listed as the owner of the Securities.

If any of the Securities tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any tendered Securities are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names.

A Holder does not need to provide a separate stock power if:

•	this Letter of Transmittal is signed by the Holder;

•	any Preferred Depositary Shares or liquidation amount of other Securities that is not tendered or not accepted for tender is to be credited to the account at DTC of the Holder; and

•	any checks for payment in respect of tendered Securities and any Accrued Distributions to be made in connection with the Offer are to be issued to the order of the Holder.

In any case other than those listed above, the Holder must transmit a separate properly completed stock power with this Letter of Transmittal exactly as the name(s) of the Holder(s) appear(s) on such DTC participant’s security position listing, with the signature on the endorsement or stock power guaranteed by a Medallion Signature Guarantor, unless such stock powers are executed by a Medallion Signature Guarantor.

If this Letter of Transmittal or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company and the Depositary and Information Agent of their authority to so act must be submitted with this Letter of Transmittal.

Signatures on stock powers provided in accordance with this Instruction 3 by Holders not executing this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor.

No signature guarantee is required for the tender or withdrawal of Securities if (a) this Letter of Transmittal is signed by a DTC participant whose name appears on a security position listing as the owner of the Securities and neither the “Special Payment Instructions” box nor the “Special Delivery Instructions” box of this Letter of Transmittal has been completed or (b) such Securities are tendered for the account of a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc. or a commercial bank, trust company or other nominee having an office or correspondent in the United States. In all other cases, all signatures on Letters of Transmittal and signatures on stock powers, if any, accompanying Securities must be guaranteed by a recognized participant in the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (a “Medallion Signature Guarantor”).

4. Special Payment and Special Delivery Instructions. Tendering Holders should indicate in the applicable box or boxes the name and address to which Preferred Depositary Shares or liquidation amounts of other Securities not tendered or not accepted for tender, and checks for payment in respect of tendered Securities and any Accrued Distributions to be made in connection with the Offer are to be issued or sent, if different from the name and address of the Holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification number or social security number (collectively, the “TIN”) of the person named must also be indicated and satisfactory evidence of the payment of transfer taxes or exemption therefrom must be submitted. If no instructions are given (a) checks for payment in respect of tendered Securities and any Accrued Distributions to be made in connection with the Offer will be made to and (b) Securities not tendered or not accepted for tender will be credited back to, such DTC participant’s account. The Company has no obligation pursuant to the “Special Payment Instructions” box or “Special Delivery Instructions” box to transfer any Securities from the name of the Holder(s) thereof if the Company does not accept for tender any of such Preferred Depositary Shares or any of the liquidation amount of such other Securities or if the Holder(s) does not present satisfactory evidence of payment of any taxes that may be payable as a consequence of the payment or delivery requested by the Holder(s) completing the “Special Payment Instructions” and/or “Special Delivery Instructions” boxes.

5. TIN and Backup Withholding. U.S. federal income tax law generally requires that a tendering Holder whose tendered Securities are accepted for tender must provide the Depositary and Information Agent (as payor) with such Holder’s correct TIN, which, in the case of a Holder who is an individual, is generally such Holder’s social security number, or otherwise establish an exemption from backup withholding. If the Depositary and Information Agent is not provided with the correct TIN or an adequate basis for an exemption, such Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”) and backup withholding in an amount equal to 28% of the amount of any reportable payments pursuant to the Offer. If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is timely furnished to the IRS.

To prevent backup withholding, each tendering Holder that is a U.S. person must provide such Holder’s correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (a) the Holder is exempt from backup withholding, (b) the Holder has not been notified by the IRS that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified the Holder that such Holder is no longer subject to backup withholding. Such Holder must also certify that such Holder is a “U.S. person” as defined under the Internal Revenue Code of 1986, as amended, and applicable Treasury regulations.

If a Holder that is a U.S. person does not have a TIN, such Holder should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “Guidelines”) for directions on applying for a TIN, write “Applied For” in the space for the TIN in Part I of the Substitute Form W-9 attached herein, and sign and date the Substitute Form W-9. If the Holder does not provide such Holder’s TIN to the Depositary and Information Agent by the date any reportable payments are due, the payments will be subject to backup withholding at a rate of 28%. Note: Writing “Applied For” on the form means that the Holder has already applied for a TIN or that such Holder intends to apply for one in the near future.

If the Securities are held in more than one name or are not in the name of the actual owner, consult the Guidelines for information on which TIN to report.

Exempt Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Holder that is a U.S. person should check the box titled “Exempt from backup withholding” on the Substitute Form W-9. See the Guidelines for additional directions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed applicable IRS Form W-8BEN, W-8ECI, W-8EXP or W-8IMY, as the case may be, signed under penalties of perjury attesting to such exempt status. Such form may be obtained from the Depositary and Information Agent or the IRS at its website: www.irs.gov.

6. Transfer Taxes. The Company will pay all transfer taxes applicable to the tender and transfer of Securities pursuant to the Offer, except if the payment in respect of the tendered Securities and any Accrued Distributions is being made to, or if Securities not tendered or not accepted for payment are registered in the name of, any person other than the holder of Securities tendered thereby or Securities are credited in the name of any person other than the person(s) signing the Letter of Transmittal or electronically transmitting acceptance through ATOP, as applicable; then, in such event, delivery and payment shall not be made unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

7. Certain Withholding Tax Considerations for Non-U.S. Holders. If you are not a U.S. person (as defined in the attached Guidelines) of Preferred Depositary Shares or Normal PPS, you should review the Withholding Tax Certification for Non-U.S. Holders included in this Letter of Transmittal. If the statement therein applies to you and you complete and sign the certification and return it with this Letter of Transmittal, you will not be subject to U.S. withholding tax on certain payments made to you on the sale of Preferred Depositary Shares or Normal PPS pursuant to the Offer to Purchase. The statement therein generally will apply to you if (i) after the sale of your Preferred Depositary Shares and/or Normal PPS, you own no stock of the Company (either actually or constructively), or (ii) your relative stock interest in the Company is minimal (for example, if you own less than 1% of the Company’s equity interests), you do not exercise any control over the affairs of the Company, and your proportionate interest in stock of the Company immediately after the sale of Preferred Depositary Shares and/or Normal PPS pursuant to the Offer will be less than it was immediately before the sale. There may also be other situations in which the statement would apply to a non-U.S. person. You should consult your tax advisor to determine whether you can make the Withholding Tax Certification for Non-U.S. Holders that is included in this Letter of Transmittal. If you are not a U.S. person (as defined in the attached Guidelines), you do not have to complete the enclosed Substitute Form W-9. For additional information, see “Material U.S. Federal Income Tax Consequences – Consequences of the Offer to Participating Holders – Non-U.S. Holders – Withholding Tax on Proceeds from Sale of Preferred Depositary Shares or Normal PPS” in the Offer to Purchase.

8. Irregularities. All questions as to the form of all documents and the validity and eligibility (including time of receipt) and acceptance of tenders and withdrawals of Securities will be determined by the Company, in its sole discretion, which determination shall be final and binding. Alternative, conditional or contingent tenders will not be considered valid. The Company reserves the absolute right to reject any or all tenders of Securities that are not in proper form or the acceptance of which would, in the Company’s opinion, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Securities. A waiver of any defect or irregularity with respect to the tender of one Security shall not constitute a waiver of the same or any other defect or irregularity with respect to the tender of any other Securities except to the extent the Company may otherwise so provide. The Company’s interpretations of the terms and conditions of the Offer, including the instructions in this Letter of Transmittal, will be final and binding. No tender of Securities will be deemed to have been validly made until all defects or irregularities with respect to such Securities have been cured or waived by the Company. All tendering Holders, by execution of this Letter of Transmittal or a facsimile hereof, waive any right to receive notice of the acceptance of their Securities for tender. None of the Company, the Depositary and Information Agent, the Dealer Managers or any other person will be under any duty to give notice of any defects or irregularities in tenders of Securities or will incur any liability for failure to give any such notice.

9. Waiver of Conditions. The Company, subject to applicable law, expressly reserves the absolute right, in its sole discretion, to amend or waive any of the conditions to the Offer in the case of any Securities tendered, in whole or in part, at any time and from time to time.

10. Requests for Assistance or Additional Copies. Questions and requests for assistance relating to the procedures for tendering Securities and requests for additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Dealer Managers or the Depositary and Information Agent at the address and telephone numbers on the back cover of this Letter of Transmittal.

11. Proration of Tendered Securities. The amount of each issue of Securities that is purchased in the Offer may be prorated as set forth in the Offer to Purchase. See “Terms of the Offer—Maximum Tender Amount” in the Offer to Purchase for more information on the possible proration of the Offer relating to a particular issue of Securities.

TO BE COMPLETED BY ALL TENDERING U.S. HOLDERS OF SECURITIES

PAYER’S NAME: D. F. King & Co., Inc.
Name (if in joint names, list first and circle the name of the person or entity whose number you enter in Part I as provided in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “Guidelines”))
Business Name (Sole proprietors, see the instructions in the enclosed Guidelines)

Check appropriate box:	☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership ☐ Limited Liability Company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership) ☐ Other	Exempt from backup withholding ☐
Address
SUBSTITUTE FORM W-9

Part I-TIN Enter your TIN in the appropriate box at right. (For most individuals, this is your social security number. If you do not have a number, see Obtaining a Number in the enclosed Guidelines). Certify by signing and dating below.

Social security number
OR Employer identification number
Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	Note: If the account is in more than one name, see chart in the enclosed Guidelines to determine which number to enter.	OR If awaiting TIN write “Applied For”

Part II-Certification-Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

(2)    I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)    I am a U.S. citizen or other U.S. Person (defined in the Guidelines).

Certification Instructions: You must cross out item (2) above if the IRS has notified you that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURE DATE , 2009

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN PART I OF THIS SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such application in the near future. I understand that, notwithstanding the information I provided in Part II of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me will be subject to a 28% backup withholding tax unless I provide a properly certified taxpayer identification number.

Signature                                                                                  Date                                                 , 2009

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING TAX OF 28% OF ANY REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 AND CONTACT YOUR TAX ADVISOR FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Definition of a U.S. Person

For U.S. federal tax purposes, you are considered a U.S. person if you are:

•	An individual who is a U.S. citizen or U.S. resident alien,

•	A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

•	An estate (other than a foreign estate), or

•	A domestic trust (as defined in Treasury Regulations section 301.7701-7).

Guidelines for Determining the Proper Identification Number to Give the Payer. Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Company.

For this type of account	Give the TAXPAYER IDENTIFICATION number of—	For this type of account	Give the TAXPAYER IDENTIFICATION number of—
1. An individual’s account	The individual	7. A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title) (4)

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)	8. Corporation or LLC electing corporate status on Form 8832	The corporation

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)	9. Association, club, religious, charitable, educational, or other tax exempt organization account	The organization

4. a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee (1)	10. Partnership or multimember LLC not electing corporate status on Form 8832	The partnership

b. So-called trust account that is not a legal or valid trust under state law	The actual owner (1)	11. A broker or registered nominee	The broker or registered nominee

5. Sole proprietorship account or single owner limited liability company (“LLC”)	The owner (3)	12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

6. Disregarded entity not owned by an individual	The owner

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name and you may also enter your business or “DBA” name on the “Business Name” line. You may use either your social security number or employer identification number (if you have one). If you are a sole proprietor, the IRS encourages you to use your social security number.
(4)	List first and circle the name of the legal trust, estate, or pension trust.

Note:	If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER

ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a TIN, apply for one immediately. To apply for a social security number, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov or by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

Payees Exempt From Backup Withholding

The following payees specifically exempted from backup withholding:

•

An organization exempt from tax under section 501 (a) of the Internal Revenue Code of 1986, as amended (the “Code”), an individual retirement arrangement (“IRA”), or a custodial account under section 403(b)(7) of the Code if the account satisfies the requirements of section 401(f)(2) of the Code.

•	The United States or any of its agencies or instrumentalities.

•	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

•	A foreign government, or any of its political subdivisions, agencies, or instrumentalities.

•	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include the following:

•	A corporation.

•	A foreign central bank of issue.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A real estate investment trust.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A common trust fund operated by a bank under section 584(a) of the Code.

•	A financial institution.

•	A middleman known in the investment community as a nominee or custodian.

•	A trust exempt from tax under section 664 of the Code or described in section 4947 of the Code.

Payments of interest not generally subject to backup withholding include the following:

•

Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments described in section 6049(b)(5) of the Code to non-resident aliens.

•	Payments made by certain foreign organizations.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. ENTER YOUR NAME (as described above), CHECK THE APPROPRIATE BOX FOR YOUR STATUS, CHECK THE BOX TITLED “EXEMPT FROM BACKUP WITHHOLDING,” SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6042, 6045, 6049, 6050A, and 6050N of the Code.

Privacy Act Notice—Section 6109 of the Code requires most recipients to provide your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalties for Failure to Furnish Taxpayer Identification Number—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Number—If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

The Depositary and Information Agent for the Offer is:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Banks and Brokers, Call Collect:

(212) 269-5550

All Others Call Toll-Free:

(800) 735-3107

Suntrust@dfking.com

By Hand, Overnight Delivery or Mail (Registered or Certified Mail Recommended):	By Facsimile Transmission (for Eligible Institutions only):

D. F. King & Co., Inc. 48 Wall Street, 22nd Floor New York, New York 10005	D. F. King & Co., Inc. (212) 809-8838 Attention: Elton Bagley

Confirm by Telephone: (212) 493-6996

Any questions or requests for assistance may be directed to the Sole Arranger and Lead Dealer Manager or the Depositary and Information Agent at their respective telephone numbers as set forth. Any requests for additional copies of the Offer to Purchase, this Letter of Transmittal or related documents may be directed to the Depositary and Information Agent. A holder may also contact such holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Sole Arranger and Lead Dealer Manager for the Offer is:

Goldman, Sachs & Co.

Liability Management Group

One New York Plaza, 48th Floor

New York, New York 10004

(877) 686-5059 (toll-free)

(212) 902-5183 (collect)